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                       [LETTERHEAD OF BONADIO & CO., LLP]

                                                                    EXHIBIT 23.1

                         INDEPENDENT AUDITORS' CONSENT

    As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated March 22, 1997 included in Hudson Hotels Corporation's Form 10-KSB for the year ended December 31, 1996, and to all reference to our Firm included in this registration statement.

                                          /s/ BONADIO & CO., LLP

May 23, 1997
Rochester, New York